NMF Form N-SAR 10-31-2017
Exhibit For Item No. 77.O - RULE 10f-3
AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Senvion Holding GMBH
Underwriter/ Affiliated Participant Underwriter
Deutsche Bank AG / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$160,000 / $400,000,000
Commission or % of Offering 0% paid to affiliated lender
Purchase Date 04/27/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer HSBC Holdings PLC
Underwriter/ Affiliated Participant Underwriter
HSBC Securities (USA) Inc. / Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$1,340,000 / $3,000,000,000
Commission or % of Offering 1% gross, 0% paid to affiliated underwriter
Purchase Date 05/15/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer UPC Holding BV
Underwriter/ Affiliated Participant Underwriter
Credit Suisse Securities (Europe)/ Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$920,000 / $635,000,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 06/07/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Sirius XM Radio Inc (Senior Notes due 2022)
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC / Credit Agricole Securities (USA) Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$325,000 / $750,000,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 06/26/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Sirius XM Radio Inc (Senior Notes due 2027)
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC / Credit Agricole Securities (USA) Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$1,135,000 / $1,250,000,000
Commission or % of Offering 0% paid to affiliated lender
Purchase Date 06/26/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer AES CORP/VA
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/  Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$310,000 / $500,000,000
Commission or % of Offering 1% gross, 0% paid to affiliated underwriter
Purchase Date 08/14/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer MPT OPER PARTNERSP/FINL
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/  Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$395,000 / $1,400,000,000
Commission or % of Offering 1% gross, 0% paid to affiliated underwriter
Purchase Date 09/07/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer Senvion Holding GMBH
Underwriter/ Affiliated Participant Underwriter
Deutsche Bank AG / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$100,000 / $400,000,000
Commission or % of Offering 0% paid to affiliated lender
Purchase Date 04/27/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer AES CORP/VA
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/  Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$65,000 / $500,000,000
Commission or % of Offering 1% gross, 0% paid to affiliated underwriter
Purchase Date 08/14/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer MPT OPER PARTNERSP/FINL
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/  Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$80,000 / $1,400,000,000
Commission or % of Offering 1% gross, 0% paid to affiliated underwriter
Purchase Date 09/07/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer HSBC Holdings PLC
Underwriter/ Affiliated Participant Underwriter
HSBC Securities (USA) Inc. / Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$265,000 / $3,000,000,000
Commission or % of Offering 1% gross, 0% paid to affiliated underwriter
Purchase Date 05/15/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer Sirius XM Radio Inc (Senior Notes due 2027)
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC / Credit Agricole Securities (USA) Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$340,000 / $1,250,000,000
Commission or % of Offering 0% paid to affiliated lender
Purchase Date 06/26/2017

Adviser / Sub-Adviser Amundi Pioneer Asset Management
Nationwide Fund Nationwide Amundi World Bond Fund
Issuer PETROBRAS GLOBAL FINANCE
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities PLC / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$370,000 / $5,836,134,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 09/20/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer Amgen 2.20% 5/11/2020
Underwriter/ Affiliated Participant Underwriter
Bank of America Merrill Lynch/ MUFG
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$10,000,000 / $700,000,000
Commission or % of Offering 0.25%
Purchase Date 05/08/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer American Express  1.875%    5/3/2019
Underwriter/ Affiliated Participant Underwriter
Goldman Sachs/  MUFG
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$3,000,000 / $1,500,000,000
Commission or % of Offering 0.15%
Purchase Date 04/27/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer Citigroup Inc. 2.10% 6/12/2020
Underwriter/ Affiliated Participant Underwriter
Citigroup / MUFG
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$1,000,000 / $2,000,000,000
Commission or % of Offering N/A
Purchase Date 06/06/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer Qualcomm Inc. 2.10% 5/20/2020
Underwriter/ Affiliated Participant Underwriter
Goldman Sachs/  MUFG
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$5,000,000 / $1,500,000,000
Commission or % of Offering 0.15%
Purchase Date 05/19/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer Kraft Heinz Foods 1.88% 2/10/2021
Underwriter/ Affiliated Participant Underwriter
Barclays Capital / MUFG
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$15,000,000 / $650,000,000
Commission or % of Offering 0.25%
Purchase Date 08/07/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Becton, Dickinson & Co.
Underwriter/ Affiliated Participant Underwriter
Citigroup / MUFG
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$5,000,000 / $725,000,000
Commission or % of Offering 0.15%
Purchase Date 05/22/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Cemarex Energy Co.
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities / MUFG
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$500,000 / $750,000,000
Commission or % of Offering 0.65%
Purchase Date 04/03/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Kraft Heinz Foods 1.88% 2/10/2021
Underwriter/ Affiliated Participant Underwriter
Barclays Capital / MUFG
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$15,000,000 / $650,000,000
Commission or % of Offering 0.25%
Purchase Date 08/07/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Delek Logistics Partners 144A 6.750% 5/15/2025
Underwriter/ Affiliated Participant Underwriter
Bank of America NA / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$65,000 Nationwide / $250,000,000
Commission or % of Offering 1.75%
Purchase Date 05/18/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Eagle Holding Co II LLC 144A 7.625% 5/15/2022
Underwriter/ Affiliated Participant Underwriter
JP Morgan Securities Inc. / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$15,000 (Nationwide) / $550,000,000
Commission or % of Offering 1.75%
Purchase Date 04/27/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer EW Scripps Co 144A 5.125% 5/15/2025
Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities LLC / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$25,000 (Nationwide) / $400,000,000
Commission or % of Offering 1.75%
Purchase Date 04/20/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Meritage Homes Corp 144A 5.125% 6/6/2027
Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$30,000 (Nationwide) / $300,000,000
Commission or % of Offering 1.125%
Purchase Date 05/22/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Sirius XM Radio Inc. 144A 5.000% due 8/01/2027
Underwriter/ Affiliated Participant Underwriter
JP Morgan Securities Inc. / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$35,000 (Nationwide) / $1,250,000,000
Commission or % of Offering 1.125%
Purchase Date 06/26/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Talen Energy Supply LLC 144A 9.500% 7/15/2022
Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co Inc. / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$65,000 (Nationwide) / $400,000,000
Commission or % of Offering 1.06250%
Purchase Date 04/06/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Tennant Co 5.625% due 05/01/2025
Underwriter/ Affiliated Participant Underwriter
Goldman Sachs & Co. / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$15,000 (Nationwide) / $300,000,000
Commission or % of Offering 1.5%
Purchase Date 04/12/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer AK Steel Corp 6.375% due 10/15/2025
Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities LLC / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$50,000 (Nationwide) / $280,000,000
Commission or % of Offering 1.5%
Purchase Date 08/02/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Delphi Jersey Holdings 144A 5.000% 10/01/2025
Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc. / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$50,000 (Nationwide) / $750,000,000
Commission or % of Offering 1.5%
Purchase Date 09/14/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Enova International Inc. 144A 8.500% 9/01/2024
Underwriter/ Affiliated Participant Underwriter
Jefferies LLC / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$40,000 (Nationwide) / $250,000,000
Commission or % of Offering 2.5%
Purchase Date 08/18/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Ladder Cap Fin LLLP/CORP 144A 5.250% 10/01/2025
Underwriter/ Affiliated Participant Underwriter
JPMorgan Securities Inc. / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$75,000 (Nationwide) / $400,000,000
Commission or % of Offering 1.00%
Purchase Date 09/11/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Nextera Energy Operating 144A 4.250% 09/15/2024
Underwriter/ Affiliated Participant Underwriter
Bank of America NA / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$15,000 (Nationwide) / $550,000,000
Commission or % of Offering 1.00%
Purchase Date 09/18/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Nextera Energy Operating 144A 4.500% 09/15/2027
Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc. / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$30,000 (Nationwide) / $550,000,000
Commission or % of Offering 1.00%
Purchase Date 09/18/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Radian Group Inc.4.500% due 10/01/2024
Underwriter/ Affiliated Participant Underwriter
RBC Capital Markets, LLC / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$65,000 (Nationwide) / $450, 000,000
Commission or % of Offering 1.50%
Purchase Date 09/12/2017

Adviser / Sub-Adviser UBS Asset Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Station Casinos LLC 144A 5.00% 10/01/2025
Underwriter/ Affiliated Participant Underwriter
Bank of America NA / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$35,000 (Nationwide) / $550,000,000
Commission or % of Offering 1.00%
Purchase Date 09/07/2017